Exhibit 99

STEADY GROWTH CONTINUES FOR MASCO IN FIRST QUARTER 2013

Key Highlights

•	Sales increased 4 percent to $1.9 billion

•	North American sales increased 6 percent

•	Growth driven by new home construction and new products and programs

•	Adjusted operating profit increased 19 percent

•	Cabinet segment’s adjusted operating profit improved to break-even

Taylor, Michigan (April 29, 2013) – Masco Corporation (NYSE: MAS) continued to deliver steady growth in the first quarter of 2013. Top line growth was fueled by the strength of new home construction in North America and the successful execution of new product and program introductions. Adjusted operating margins increased from 6.5 to 7.5 percent due to higher volumes and our continued commitment to cost control. In our Cabinet segment, adjusted operating margin performance improved to a break-even level of profitability. We also successfully entered into a new five year $1.25 billion unsecured revolving credit agreement.

2013 First Quarter Commentary

•

Net sales from continuing operations increased 4 percent to $1.9 billion, compared with $1.8 billion for first quarter 2012. North American sales increased 6 percent and international sales decreased 2 percent, in U.S. dollars and local currency

•	Compared to first quarter 2012, results for key financial measures, as adjusted for certain items (see Exhibit A) and with a normalized tax rate of 36 percent, were as follows:

•	Gross margins of 27.4 percent were unchanged

•	Operating margins improved to 7.5 percent compared to 6.5 percent

•	Income from continuing operations was $0.13 per common share compared to $0.07 per common share

•	Income from continuing operations, as reported, was $0.16 per common share compared to $0.12 per common share in the first quarter of 2012

•	We ended the first quarter with approximately $1 billion of cash

2013 First Quarter Operating Segment Highlights

•	North American faucet and toilet business achieved sales growth percentage in the mid-teens

•	Decorative Architectural Products’ margin expansion was driven by the anniversary of pricing actions and reduced program costs

•	Cabinets and Related Products achieved break-even operating profit on an adjusted basis, with North American Cabinetry achieving profitability

•	Installation and Other Services continued to benefit from new home construction growth

•	Other Specialty Products’ net sales increased 8 percent, led by a strong performance from our North American window business

1

“We continued to benefit from strong growth in North American new home construction,” said Masco’s President and CEO, Tim Wadhams. “Despite a harsher winter this year in regions of North America and Europe, we improved our performance in the first quarter compared to 2012. The new products and programs we’ve introduced have exceeded our expectations and contributed to our steady growth. Our Cabinet segment is heading in the right direction, with adjusted operating performance achieving a break-even level of profitability. The successful execution of our strategic initiatives, including leveraging our brands, reducing our costs, improving our Installation and Cabinet segments and strengthening our balance sheet is reflected in our overall positive performance in the first quarter of 2013.”

Outlook

“We continue to believe that new home construction will show strong growth in 2013, and repair and remodel activity will grow modestly, with big ticket items continuing to lag. While the continued weakness in the Eurozone remains a concern, we believe our ability to leverage the growth in new home construction, along with the actions we have taken over the past several years, including investing in our brands, reducing our cost structure and paying down debt, will continue to strengthen our business for the future,” said Mr. Wadhams.

About Masco

Headquartered in Taylor, Michigan, Masco Corporation is one of the world’s leading manufacturers of home improvement and building products, as well as a leading provider of services that include the installation of insulation and other building products.

The 2013 first quarter supplemental material, including a presentation in PDF format, is available on the Company’s website at www.masco.com.

Conference Call Details

A conference call regarding items contained in this release is scheduled for Tuesday, April 30, 2013 at 8:00 a.m. ET. Participants in the call are asked to register five to ten minutes prior to the scheduled start time by dialing (855) 226-2726 (855-22MASCO) and from outside the U.S. at (706) 679-3614. Please use the conference identification number 29185155. The conference call will be webcast simultaneously and in its entirety through the Company’s website. Shareholders, media representatives and others interested in Masco may participate in the webcast by registering through the Investor Relations section on the Company’s website.

A replay of the call will be available on Masco’s website or by phone by dialing (855) 859-2056 and from outside the U.S. at (404) 537-3406. Please use the conference identification number 29185155. The telephone replay will be available approximately two hours after the end of the call and continue through May 14, 2013.

Safe Harbor Statement

Statements contained in this press release that reflect our views about our future performance constitute “forward-looking statements” under the Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as “believe,” “anticipate,” “appear,” “may,” “will,” “should,” “intend,” “plan,” “estimate,” “expect,” “assume,” “seek,” “forecast,” and similar references to future periods. These views involve risks and uncertainties that are difficult to predict and, accordingly, our actual results may differ materially from the results discussed in our forward-looking statements. We caution you against relying on any of these forward-looking statements. Our future performance may be affected by our reliance on new home construction and home improvement, our reliance on key

2

customers, the cost and availability of raw materials, uncertainty in the international economy, shifts in consumer preferences and purchasing practices, our ability to improve our underperforming businesses, and our ability to maintain our competitive position in our industries. These and other factors are discussed in detail in Item 1A, “Risk Factors” in our most recent Annual Report on Form 10-K, as well as in our Quarterly Reports on Form 10-Q and in other filings we make with the Securities and Exchange Commission. Our forward-looking statements in this press release speak only as of the date of this press release. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. Unless required by law, we undertake no obligation to update publicly any forward-looking statements as a result of new information, future events or otherwise.

The Company believes that the non-GAAP performance measures and ratios that are contained herein, used in managing the business, may provide users of this financial information with additional meaningful comparisons between current results and results in prior periods. Non-GAAP performance measures and ratios should be viewed in addition to, and not as an alternative for, the Company’s reported results under accounting principles generally accepted in the United States. Additional information about the Company is contained in the Company’s filings with the Securities and Exchange Commission and is available on Masco’s website at www.masco.com.

Investor / Media Contact

Maria Duey

Vice President – Investor Relations &

Corporate Communications

313.792.5500

maria_duey@mascohq.com

# # #

3

MASCO CORPORATION

Condensed Consolidated Statements of Operations - Unaudited

For the Three Months Ended March 31, 2013 and 2012

(dollars in millions, except EPS)

	Three Months Ended
	March 31,
	2013	2012

Net sales	$1,876	$1,806
Cost of sales	1,368	1,322

Gross profit	508	484

Selling, general and administrative expenses	376	377
Income from litigation settlements, net	—	(2)

Operating profit	132	109

Other income (expense), net	(56)	(65)
Gains from financial investments, net	3	16

Income from continuing operations before income taxes	79	60

Income taxes	14	7

Income from continuing operations	65	53

Loss from discontinued operations	(9)	(9)

Net income	56	44

Less: Net income attributable to noncontrolling interest	9	11

Net income attributable to Masco Corporation	$47	$33

Income per common share attributable to Masco Corporation (diluted):
Income from continuing operations	$0.16	$0.12
Loss from discontinued operations	(0.03)	(0.03)

Net income	$0.13	$0.09

Average diluted common shares outstanding	352	350

Amounts attributable to Masco Corporation:
Income from continuing operations	$56	$42
Loss from discontinued operations	(9)	(9)

Net income	$47	$33

Historical information is available on our website.

MASCO CORPORATION

Exhibit A: Reconciliations - Unaudited

For the Three Months Ended March 31, 2013 and 2012

(dollars in millions, except EPS)

	Three Months Ended
	March 31,
	2013	2012
Gross Profit and Operating Profit Reconciliations

Net sales	$1,876	$1,806

Gross profit, as reported	$508	$484

Rationalization charges	6	10

Gross profit, as adjusted	$514	$494

Gross margin, as reported	27.1%	26.8%
Gross margin, as adjusted	27.4%	27.4%

Operating profit, as reported	$132	$109

Rationalization charges	8	11
Income from litigation settlements, net	—	(2)

Operating profit, as adjusted	$140	$118

Operating margin, as reported	7.0%	6.0%
Operating margin, as adjusted	7.5%	6.5%

Earnings Per Common Share Reconciliation

Income from continuing operations before income taxes, as reported	$79	$60

Rationalization charges	8	11
Income from litigation settlements, net	—	(2)
(Gains) from financial investments, net	(3)	(16)

Income from continuing operations before income taxes, as adjusted	84	53

Tax at 36% rate	(30)	(19)

Less: Net income attributable to noncontrolling interest	9	11

Net income, as adjusted	$45	$23

Income per common share, as adjusted	$0.13	$0.07

Average diluted common shares outstanding	352	350

Historical information is available on our website.

MASCO CORPORATION

Condensed Consolidated Balance Sheets and

Other Financial Data - Unaudited

(dollars in millions)

	March 31, 2013	December 31, 2012
Balance Sheet
Assets
Current assets:
Cash and cash investments	$1,032	$1,351
Receivables	1,174	933
Inventories	763	726
Prepaid expenses and other	107	107
Assets held for sale	98	100

Total current assets	3,174	3,217
Property and equipment, net	1,294	1,326
Goodwill	1,891	1,894
Other intangible assets, net	150	151
Other assets	182	184
Assets held for sale	88	103

Total assets	$6,779	$6,875

Liabilities
Current liabilities:
Notes payable	$206	$206
Accounts payable	863	788
Accrued liabilities	714	823
Liabilities held for sale	43	45

Total current liabilities	1,826	1,862
Long-term debt	3,421	3,422
Deferred income taxes and other	1,037	1,053
Liabilities held for sale	—	4

Total liabilities	6,284	6,341
Shareholders’ equity	495	534

Total liabilities and shareholders’ equity	$6,779	$6,875

	Year To Date
	March 31, 2013	March 31, 2012
Other Financial Data
Working Capital Days
Receivable Days	52	51
Inventory Days	51	54
Payable Days	(67)	(66)
Working Capital	$1,074	$1,114
Working Capital as a % of Sales (LTM)	14.2%	14.7%

Average diluted common shares outstanding	352	350

Historical information is available on our website.

MASCO CORPORATION

Condensed Consolidated Statement of Cash Flows - Unaudited

(dollars in millions)

	March 31, 2013	March 31, 2012
Cash Flows From (For) Operating Activities:
Cash provided by operating activities	$130	$90
Working capital changes	(340)	(257)

Net cash for operating activities	(210)	(167)

Cash Flows From (For) Financing Activities:
Purchase of Company common stock	(35)	(8)
Cash dividends paid	(26)	(26)
Debt, net	(4)	324

Net cash (for) from financing activities	(65)	290

Cash Flows From (For) Investing Activities:
Capital expenditures	(31)	(24)
Other, net	1	22

Net cash for investing activities	(30)	(2)

Effects of exchange rate changes on cash and cash investments	(14)	11

Cash and Cash Investments:
(Decrease) increase for the period	(319)	132
At January 1	1,351	1,656

At March 31	$1,032	$1,788

Historical information is available on our website.

MASCO CORPORATION

Quarterly Segment Data - Unaudited

For the Three Months Ended March 31, 2013 and 2012

(dollars in millions)

	Q1	Q1
	2013	2012	Change

Cabinets and Related Products
Net sales	$236	$228	4%

Operating loss, as reported	$(4)	$(16)
Operating margin, as reported	-1.7%	-7.0%

Rationalization charges	2	2
Accelerated depreciation related to plant closures	2	—

Operating loss, as adjusted	—	(14)
Operating margin, as adjusted	0.0%	-6.1%

Depreciation and amortization	10	10

EBITDA, as adjusted	$10	$(4)

Plumbing Products
Net sales	$762	$742	3%

Operating profit, as reported	$86	$97
Operating margin, as reported	11.3%	13.1%

Rationalization charges	1	2
Accelerated depreciation related to plant closures	—	7

Operating profit, as adjusted	87	106
Operating margin, as adjusted	11.4%	14.3%

Depreciation and amortization	15	15

EBITDA, as adjusted	$102	$121

Installation and Other Services
Net sales	$312	$278	12%

Operating loss, as reported	$(4)	$(14)
Operating margin, as reported	-1.3%	-5.0%

Operating loss, as adjusted	(4)	(14)
Operating margin, as adjusted	-1.3%	-5.0%

Depreciation and amortization	7	8

EBITDA, as adjusted	$3	$(6)

Decorative Architectural Products
Net sales	$432	$434	0%

Operating profit, as reported	$89	$73
Operating margin, as reported	20.6%	16.8%

Operating profit, as adjusted	89	73
Operating margin, as adjusted	20.6%	16.8%

Depreciation and amortization	4	4

EBITDA, as adjusted	$93	$77

Historical information is available on our website.

MASCO CORPORATION

Quarterly Segment Data - Unaudited

For the Three Months Ended March 31, 2013 and 2012

(dollars in millions)

	Q1	Q1
	2013	2012	Change

Other Specialty Products
Net sales	$134	$124	8%

Operating loss, as reported	$(1)	$(5)
Operating margin, as reported	-0.7%	-4.0%

Rationalization charges	1	—
Accelerated depreciation related to plant closures	2	—

Operating profit (loss), as adjusted	2	(5)
Operating margin, as adjusted	1.5%	-4.0%

Depreciation and amortization	3	5

EBITDA, as adjusted	$5	$—

Total
Net sales	$1,876	$1,806	4%

Operating profit, as reported - segment	$166	$135
General corporate expense (GCE)	(34)	(28)
Income (charge) for litigation settlements, net	—	2

Operating profit, as reported	132	109
Operating margin, as reported	7.0%	6.0%

Rationalization charges - segment	4	4
Accelerated depreciation - segment	4	7
Income (charge) for litigation settlements, net	—	(2)

Operating profit, as adjusted	140	118
Operating margin, as adjusted	7.5%	6.5%

Depreciation and amortization - segment	39	42
Depreciation and amortization - non-operating	3	3

EBITDA, as adjusted	$182	$163

Historical information is available on our website.

MASCO CORPORATION

North American and International Data - Unaudited

For the Three Months Ended March 31, 2013 and 2012

(dollars in millions)

	Q1	Q1
	2013	2012	Change

North American
Net sales	$1,510	$1,431	6%

Operating profit, as reported	$140	$88
Operating margin, as reported	9.3%	6.1%

Rationalization charges	1	4
Accelerated depreciation related to plant closures	2	7

Operating profit, as adjusted	143	99
Operating margin, as adjusted	9.5%	6.9%

Depreciation and amortization	31	32

EBITDA, as adjusted	$174	$131

International
Net sales	$366	$375	-2%

Operating profit, as reported	$26	$47
Operating margin, as reported	7.1%	12.5%

Rationalization charges	3	—
Accelerated depreciation related to plant closures	2	—

Operating profit, as adjusted	31	47
Operating margin, as adjusted	8.5%	12.5%

Depreciation and amortization	8	10

EBITDA, as adjusted	$39	$57

Total
Net sales	$1,876	$1,806	4%

Operating profit, as reported - segment	$166	$135
General corporate expense (GCE)	(34)	(28)
Income (charge) for litigation settlements, net	—	2

Operating profit, as reported	132	109
Operating margin, as reported	7.0%	6.0%

Rationalization charges - segment	4	4
Accelerated depreciation - segment	4	7
Income (charge) for litigation settlements, net	—	(2)

Operating profit, as adjusted	140	118
Operating margin, as adjusted	7.5%	6.5%

Depreciation and amortization - segment	39	42
Depreciation and amortization - non-operating	3	3

EBITDA, as adjusted	$182	$163

Historical information is available on our website.